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                                                                    EXHIBIT 99

                                     CONSENT

         I hereby consent to the use of the references to me contained in the Prospectus constituting part of this Registration Statement on Form SB-2 (No. 333-50255) of Weststar Environmental, Inc.

                                            /s/ Michael J. George
                                            ------------------------------------
                                            MICHAEL J. GEORGE

Jacksonville, Florida
July 30, 1998